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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-91883.


/s/ Arthur Andersen LLP
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    ARTHUR ANDERSEN LLP


Orange County, California
April 2, 2001